Supplement to the current prospectus

The section under the sub-heading "Management of the Fund - Investment Adviser - Disclosure of Portfolio Holdings" is replaced in its entirety by the following:

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS Web site (mfs.com), the following information is generally available to you:

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Information                         Approximate Date of Posting to Web Site
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Fund's full securities holdings
as of each month's end              24 days after month end
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fund's top 10 securities holdings
as of each month's end              14 days after month end
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If a fund has substantial investments in both equity securities and debt instruments, the fund's top ten equity holdings and top ten debt holdings will be made available. In addition, for funds that primarily invest in shares of other MFS funds, all of the securities holdings of the fund in shares of other MFS funds, the top ten aggregated equity holdings within the underlying MFS funds, and the top ten aggregated debt holdings within the underlying MFS funds will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

The sections under either the sub-heading entitled "How to Purchase, Exchange and Redeem Shares - Other Considerations" up to, but not including "Redemption Fee" or under the sub-heading entitled "How to Purchase, Redeem And Exchange Shares - Other Considerations - Frequent Trading" are replaced in their entirety by the following:

Frequent Trading

     o Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the

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          purchase and exchange  limitation  policies  described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     o General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in that fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

     o Specific Exchange and Purchase Limitation Policies. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

     o    out of the MFS money market funds; or

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     o    initiated  by a retirement  plan  trustee or sponsor  rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

          In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund.

          In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading in multiple accounts under common ownership, control, or influence to be trading out of a single account.

          Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     o    Limitations  on the  Ability to Detect and  Curtail  Frequent  Trading
          Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

          MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus

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          accounts with an MFS fund.  Omnibus  account  arrangements  are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less
          restrictive  than  the  MFS  funds'   policies,   may  permit  certain
          transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

          MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder-level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

          If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

     o Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient

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          management  of the fund,  may  result  in  increased  transaction  and administrative costs, and may adversely impact the fund's performance.

          In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

          To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

                  The date of this supplement is March 8, 2007.